UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 25, 2012

CHINA AGRITECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34458	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden

Future Business Center

Chaoyang North Road, Chaoyang District, Beijing, China 100024

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (86) 10-59621228

N.A.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 25, 2012, the Annual Meeting of Stockholders (the “Annual Meeting”) of China Agritech, Inc. (the “Company”) was held in Wilmington, Delaware. The meeting was governed by Section 211 of the Delaware General Corporation Law. The only matter voted upon at the Annual Meeting was the election of directors. The individuals listed below were elected to serve on the Company’s Board of Directors until whichever of the following occurs first: the director’s successor is elected and qualified, the director’s resignation, the director’s removal from office by the stockholders of the Company, or the director’s death.

	For	Withheld
Yu Chang	7,080,620	0
Xiao Rong Teng	7,080,620	0
Lun Zhang Dai	7,080,620	0

No broker votes or abstentions were cast at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: June 27, 2012	/s/ Yu Chang

Chief Executive Officer